Exhibit 99.1

Universal Compression
4444 Brittmoore Road
Houston, Texas 77041

Contact:
David Oatman
Vice President, Investor Relations
713-335-7460
FOR IMMEDIATE RELEASE
Universal Compression Partners Agrees to Acquire Additional Assets from
Universal Compression Holdings
Houston, May 29, 2007 — Universal Compression Holdings, Inc. (NYSE: UCO) and Universal Compression Partners, L.P. (NASDAQ: UCLP) announced today that Universal Compression Partners has agreed to acquire from Universal Compression Holdings a fleet of approximately 715 compressor units, comprising approximately 270,000 horsepower, or approximately 13% (by available horsepower) of the combined Universal Compression Holdings’ and Universal Compression Partners’ domestic contract compression business. These assets serve the compression service needs of eight customers that will become customers of Universal Compression Partners after the closing of the transaction. Total value of the transaction is approximately $233 million and consideration will consist of a combination of debt assumption, cash and issuance of new limited partner units.
Excluding the impact of the selling, general and administrative and operating cost caps discussed below, the transaction is expected to be accretive to Universal Compression Partners’ cash distributions per unit by approximately $0.15 to $0.20 per year. Universal Compression Partners intends to finance this acquisition through a combination of approximately 40% debt and 60% equity.
The transaction, which is subject to standard closing conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”), is expected to close in July. In addition, Universal Compression Holdings has the right to terminate the transaction if consideration of the transaction under the HSR Act could be adverse to Universal Compression Holdings’ proposed merger with Hanover Compressor Company, which is expected to close in the third quarter of 2007.
“This transaction is the next step in Universal Compression Holdings’ strategy of offering the balance of its domestic contract compression business over time to Universal Compression Partners, which is intended to be our primary growth vehicle for domestic contract compression,” said Stephen A. Snider, Chairman, President and Chief Executive Officer of Universal Compression Partners’ general partner and of Universal Compression Holdings. “Universal Compression Holdings also benefits from this transaction because it receives additional Universal Compression Partners limited partnership units, an increase in the value of the general partner interest in Universal Compression Partners and cash proceeds, which will be used to repay indebtedness.”
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In connection with and upon closing of the transaction, the omnibus agreement between Universal Compression Partners and Universal Compression Holdings will be amended to reflect adjustments in the cap on selling, general and administrative costs allocable from Universal Compression Holdings to Universal Compression Partners based on such costs incurred by Universal Compression Holdings on behalf of Universal Compression Partners from $2.5 million per quarter to $4.75 million per quarter and in the cap on operating costs from $16.95 per horsepower per quarter to $18.00 per horsepower per quarter. As previously specified in the omnibus agreement, these caps will continue to terminate on December 31, 2008.
The board of directors of the general partner of Universal Compression Partners approved the transaction based on a recommendation from its conflicts committee. The conflicts committee, which is comprised entirely of independent directors, retained independent legal and financial advisors to assist it in evaluating and negotiating the transaction.
Forward-Looking Statements
Statements about Universal Compression Holdings’ and Universal Compression Partners’ outlook and all other statements in this release (and oral statements made regarding the subjects of this release) other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside Universal Compression Holdings’ and Universal Compression Partners’ control, which could cause actual results to differ materially from such statements. Forward-looking information includes, but is not limited to, statements regarding the ability of Universal Compression Holdings and Universal Compression Partners to complete their proposed transaction and the expected timing of the closing of the transaction; the expected level of accretion the transaction will generate to Universal Compression Partners’ cash distributions per unit; Universal Compression Partners’ expected means of financing the transaction; the expected benefits of the transaction to Universal Compression Holdings; Universal Compression Holdings’ intention to use Universal Compression Partners as its primary growth vehicle for contract compression and the expected timing of the closing of Universal Compression Holdings’ proposed merger with Hanover Compressor Company. While Universal Compression Holdings and Universal Compression Partners believe that the assumptions concerning future events are reasonable, they caution that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of their business. Among the factors that could cause results to differ materially from those indicated by such forward-looking statements are conditions in the oil and gas industry, including a sustained decrease in the level of supply or demand for natural gas and the impact on the price of natural gas; employment workforce factors, including our ability to hire, train and retain key employees; our ability to timely and cost-effectively obtain components necessary to
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conduct our business; changes in political or economic conditions in key operating markets, including international markets; the results of the review of the proposed transaction by regulatory agencies and the failure to satisfy various other conditions to the closing of the transaction; and changes in equity and debt markets impacting the ability of Universal Compression Partners to finance the transaction in the manner contemplated.
These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in Universal Compression Holdings’ Annual Report on Form 10-K for the year ended December 31, 2006, as amended by Amendment No. 1 thereto, Universal Compression Partners’ Annual Report on Form 10-K for the year ended December 31, 2006 and those set forth from time to time in Universal Compression Holdings’ and Universal Compression Partners’ filings with the Securities and Exchange Commission (“SEC”), which are available through our website www.universalcompression.com. Except as required by law, Universal Compression Holdings and Universal Compression Partners expressly disclaim any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events, or otherwise.
Additional Information
In connection with the proposed merger of Universal Compression Holdings and Hanover Compressor Company, a registration statement of the new company, Iliad Holdings, Inc., which includes preliminary proxy statements of Universal Compression Holdings and Hanover, and other materials, has been filed with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, WHICH IS AVAILABLE NOW, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER MATERIALS REGARDING THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT UNIVERSAL, HANOVER, ILIAD HOLDINGS AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the preliminary proxy statement/prospectus and the definitive proxy statement/prospectus when it is available and other documents containing information about Universal Compression Holdings and Hanover, without charge, at the SEC’s web site at www.sec.gov, Universal Compression Holdings’ web site at www.universalcompression.com, and Hanover’s web site at www.hanover-co.com. Copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and the SEC filings that are and will be incorporated by reference therein may also be obtained for free by directing a request to either Investor Relations, Universal Compression Holdings, Inc., 713-335-7000 or to Investor Relations, Hanover Compressor Company, 832 554-4856.
Participants in Solicitation
Universal Compression Holdings and Hanover and their respective directors, officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective stockholders in respect of the merger. Information about these persons can be found in Universal Compression Holdings’ Annual Report on Form 10-K, as amended by Amendment No. 1, as filed with the SEC on March 1, 2007 and April 30, 2007, respectively, and in Hanover’s Annual Report on Form 10-K, as amended by Amendment No. 1, as filed with the SEC on February 28, 2007 and April 30, 2007, respectively. Additional information about the interests of such persons in the solicitation of proxies in respect of the merger is included in the preliminary proxy statement/prospectus that has been filed with the SEC and will be included in the definitive proxy statement/prospectus to be filed with the SEC in connection with the proposed transaction.
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Universal Compression Holdings, headquartered in Houston, Texas, is a leading natural gas compression services company, providing a full range of contract compression, sales, operations, maintenance and fabrication services to the domestic and international natural gas industry.
Universal Compression Partners was formed by Universal Compression Holdings to provide natural gas contract compression services to customers throughout the United States. Universal Compression Holdings owns approximately 51% of Universal Compression Partners.
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